UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2026

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on March 1, 2026, The AES Corporation (the “Company” or “AES”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Horizon Parent, L.P., a Delaware limited partnership (“Parent”), and Horizon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger. Upon the closing of the transactions contemplated by the Merger Agreement, the Company will be jointly owned by investment vehicles affiliated with one or more funds, accounts or other entities owned, managed or advised by Global Infrastructure Management, LLC and the EQT Infrastructure VI fund as well as other investors (collectively, the “Investors”).

In connection with the Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A on May 4, 2026 (the “Preliminary Proxy Statement”), and a definitive proxy statement on Schedule 14A on May 15, 2026 (the “Definitive Proxy Statement”), in each case, with respect to a special meeting of the Company’s stockholders, which will be held on June 26, 2026 at 10:00 a.m. (Eastern Daylight Time) in a virtual format by live audio webcast, to act on, among others, a proposal to approve and adopt the Merger Agreement, as disclosed in the Definitive Proxy Statement.

As of June 12, 2026, the Company is aware of two (2) complaints that have been filed as an individual action in connection with the Merger by purported stockholders of the Company against the Company and the individual members of the Company’s board of directors. The complaints are captioned as follows: Miller v. The AES Corporation, et al, Index No. [Unassigned] (N.Y. Sup. Ct. N.Y. Cnty. Jun. 3, 2026) and Wright v. The AES Corporation, et al, Index No. [Unassigned] (N.Y. Sup. Ct. N.Y. Cnty. Jun. 5, 2026) (the “Complaints”). The Complaints seek to enjoin the defendants from proceeding with the Merger unless the defendants disclose certain purportedly material information alleged to have been omitted from the Preliminary Proxy Statement and/or the Definitive Proxy Statement and/or damages if the Merger is consummated. In addition to the Complaints, as of June 12, 2026, the Company has received fifteen (15) demand letters from law firms claiming to represent purported Company stockholders, which also generally allege disclosure deficiencies in the Preliminary Proxy Statement and/or the Definitive Proxy Statement (collectively, the “Demand Letters” and, together with the Complaints, the “Matters”).

The Company and the other defendants named in the Matters deny all allegations in the Matters and believe that the Matters are without merit and that no supplemental disclosure to the Preliminary Proxy Statement and/or the Definitive Proxy Statement was or is required under any applicable law, rule or regulation. However, solely to minimize the burden and expense of potential litigation, avoid nuisance and potential delay or disruption to the Merger and provide additional information to the Company’s stockholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. The Company believes that the disclosures in the Preliminary Proxy Statement and the Definitive Proxy Statement comply fully with applicable law and nothing in the supplemental disclosures will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or of the legal merit of the legal proceedings described in the Definitive Proxy Statement.

SUPPLEMENTAL DISCLOSURES TO THE DEFINITIVE PROXY STATEMENT

These following supplemental disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. The inclusion in this supplement to the Definitive Proxy Statement of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. To the extent that information herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. The information contained herein speaks only as of the date of this Current Report on Form 8-K, unless the information indicates another date applies. Capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Definitive Proxy Statement. For clarity, new text within restated paragraphs (other than tables and related footnotes) from the Definitive Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Definitive Proxy Statement is highlighted with ~~bold, strikethrough text~~.

1.	The section of the Definitive Proxy Statement entitled “Background of the Merger” beginning on page 25 is hereby supplemented with the following additional disclosure:

(a) By adding the following paragraphs after the seventh paragraph on page 26 of the Definitive Proxy Statement entitled “Background of the Merger”:

Skadden has historically represented and currently represents (i) BlackRock and/or certain of its subsidiaries, but not GIP (the “BlackRock Entities”), (ii) QIA and (iii) EQT and/or certain of its subsidiaries (the “EQT Entities”), in each case on matters unrelated to the Merger. Over the last two years, Skadden has advised such entities on various public and non-public matters, including multiple publicly disclosed M&A transactions. Certain of these representations were undertaken concurrently with Skadden’s representation of the Company in connection with the merger.

The fees billed by Skadden for these other representations of the BlackRock Entities for the period from June 1, 2024 to June 1, 2026 were less than 1.0% of the total revenues of Skadden during such periods. The fees billed by Skadden for these other representations of (i) QIA and (ii) the EQT Entities were, in the aggregate for all such entities, less than 0.5% of the total revenues of Skadden for such periods. The fees billed by Skadden for its representation of the Company and its subsidiaries represented less than 0.16% of the total revenues of Skadden for such periods.  Skadden expects to bill the Company for fees in connection with the Merger, the amounts of which have not yet been quantified, but which are expected to represent less than 0.15% of the total revenues of Skadden during such periods.

(b)  The second paragraph starting on page 27 of the Definitive Proxy Statement entitled “Background of the Merger” is hereby amended and restated in its entirety as follows:

On September 26, 2024, the Company executed a confidentiality agreement with Wells Fargo in connection with financial advisory services regarding a potential transaction. Thereafter, Wells Fargo provided financial advisory services to the Company consistent with the services contemplated by the engagement letter the Company entered into with Wells Fargo on November 11, 2025. Given the complexity of the potential transaction and the multiple business lines to analyze and consider, the Company hired Wells Fargo as an additional financial advisor. Wells Fargo was chosen given its expertise in the sector, particularly with respect to renewable energy.

2.	The section of the Definitive Proxy Statement entitled “Opinion of J.P. Morgan Securities LLC” starting on page 43 is hereby supplemented as follows:

(a)	The first paragraph on page 46, including the table that follows, under the subheading “Sum-of-the-Parts Public Trading Multiples Analysis” is amended and restated in its entirety as follows:

For each of the Company business segments, using publicly available information, J.P. Morgan compared selected financial data of each such segment with similar data for certain publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to that of the applicable AES business segment. ~~The companies selected by J.P. Morgan to be used for reference for each of the AES business segments are as follows:~~

~~AES Clean Energy (“~~ACE~~”)~~
~~•~~	~~Ormat Technologies, Inc.~~
~~•~~	~~Clearway Energy, Inc.~~
~~•~~	~~Brookfield Asset Management Ltd.~~
~~•~~	~~XPLR Infrastructure, LP~~
~~•~~	~~Venture Global, Inc.~~
~~AES Indiana and AES Ohio (“~~U.S. Utilities~~”)~~
~~•~~	~~Alliant Energy Corp~~
~~•~~	~~IDACORP Inc~~
~~•~~	~~WEC Energy Group, Inc.~~
~~•~~	~~Ameren Corp~~
~~•~~	~~Portland General Electric Co~~
~~•~~	~~MDU Resources Group Inc~~
~~•~~	~~Pinnacle West Capital Corp~~
~~AES Andes~~
~~•~~	~~Eneva S.A.~~
~~•~~	~~Auren Energia SA~~
~~•~~	~~ENGIE Brasil Energia S.A.~~

~~•~~	~~Colbún S.A.~~
~~•~~	~~Central Puerto S.A.~~
~~AES Southland (“Southland”)~~
~~•~~	~~NRG Energy, Inc.~~
~~•~~	~~Talen Energy Corp~~
~~•~~	~~Vistra Corp.~~
~~LNG Market in Latin America (“LATAM LNG”)~~
~~•~~	~~Eneva S.A.~~
~~•~~	~~Colbún S.A.~~
~~•~~	~~Excelerate Energy, Inc.~~
~~AES Panama~~
~~•~~	~~Auren Energia SA~~
~~•~~	~~ENGIE Brasil Energia S.A.~~
~~AES Global Insurance (“AGIC”)~~
~~•~~	~~Chubb Ltd~~
~~•~~	~~Hanover Insurance Group, Inc.~~
~~•~~	~~Cincinnati Financial Corp~~
~~•~~	~~Selective Insurance Group Inc~~
~~•~~	~~CNA Financial Corp~~
~~•~~	~~Fairfax Financial Holdings Ltd~~

(b)
The third full paragraph on page 47 under the subheading entitled “Sum-of-the-Parts Public Trading Multiples Analysis” is amended and restated in its entirety as follows:

Using publicly available information, J.P. Morgan calculated the estimated ratio of each applicable company’s firm value (calculated as the market value of the company’s common stock on a fully diluted basis, plus any net debt and minority interest, which is referred to as “FV”) to each such company’s 2026 earnings before interest, taxes, depreciation and amortization (which is referred to as “EBITDA”) other than the (i) U.S. Utilities comparable companies, for which J.P. Morgan calculated the estimated ratio of each applicable company’s FV to each such company’s 2026 regulated asset base (which is referred to as “RAB”) and (ii) AGIC comparable companies, for which J.P. Morgan calculated the estimated ratio of each applicable company’s ~~share~~ price to each such company’s book value. Estimated financial data for the selected companies was based on the selected companies’ filings with the SEC and information J.P. Morgan obtained from FactSet Research Systems and selected equity research reports. The multiples and ratios for each of the selected companies were based on the most recent publicly available information.

(c)	The subsection entitled “Sum-of-the-Parts Public Trading Multiples Analysis” is amended by adding, immediately after the third full paragraph on page 47, the following:

The companies selected by J.P. Morgan to be used for reference for each of the AES business segments and the multiples observed are as follows:

Business Segment	Multiple
AES Clean Energy (“ACE”)
Ormat Technologies, Inc.	14.5x
Clearway Energy, Inc.	13.0x
Brookfield Renewable Partners LP	12.8x
XPLR Infrastructure, LP	10.8x
Venture Global, Inc.	9.9x
AES Indiana and AES Ohio (“U.S. Utilities”)
Alliant Energy Corp	1.83x
IDACORP Inc	1.81x
WEC Energy Group, Inc.	1.74x
Ameren Corp	1.61x
Portland General Electric Co	1.40x
MDU Resources Group Inc	1.39x
Pinnacle West Capital Corp	1.34x
AES Andes
Eneva S.A.	10.3x
Auren Energia SA	10.0x
ENGIE Brasil Energia S.A.	9.0x
Colbún S.A.	6.7x
Central Puerto S.A.	5.9x
AES Southland (“Southland”)
NRG Energy, Inc.	11.7x
Talen Energy Corp	11.3x
Vistra Corp.	11.0x
LNG Market in Latin America (“LATAM LNG”)

Eneva S.A.	10.3x
Colbún S.A.	6.7x
Excelerate Energy, Inc.	8.9x
AES Panama
Auren Energia SA	10.0x
ENGIE Brasil Energia S.A.	9.0x
AES Global Insurance (“AGIC”)
Chubb Ltd	1.6x
Hanover Insurance Group, Inc.	1.6x
Cincinnati Financial Corp	1.5x
Selective Insurance Group Inc	1.3x
CNA Financial Corp	1.2x
Fairfax Financial Holdings Ltd	1.2x

(d)	The last paragraph starting on page 47 under the subheading “Sum-of-the-Parts Public Trading Multiples Analysis” is amended and restated in its entirety as follows:

After applying these reference ranges to the applicable (i) FY 2026E EBITDA, (ii) FY 2026E RAB and (iii) book value of the relevant AES business segments, based on the Forecasts prepared by the management of the Company and approved for J.P. Morgan’s use in connection with its financial analyses, and then adjusting for the Company’s (a) Other International Segments, using a cost of equity reference range reflecting the ~~segment’s~~ segments’ intrinsic value of 8.0% to 15.25%, which range was selected by J.P. Morgan based on their experience and professional judgment, (b) economic interest in Fluence Energy, Inc (“Fluence”), using a 180-day volume weighted average price (“VWAP”) of shares of Fluence common stock of $15.55 per share, (c) portfolio adjustments, including adjustments related to probability adjusted risks and opportunities (downsides and upsides) identified by the Company at the business level and contingencies, using a reference range for the weighted average FV / EBITDA multiple for FY 2026-2030 of 8.5x to 10.3x, (d) corporate overhead costs, using a reference range for the estimated weighted average FV / EBITDA multiple for 2026 of 8.5x to 10.3x, which was selected by J.P. Morgan based on their experience and professional judgment based on the weighted average of all segment multiples (weighted by EBITDA), and (e) net debt based on the Forecasts as of December 31, 2025, the analysis indicated an implied per share equity value for Company Common Stock, rounded to the nearest $0.25, of $9.75 to $17.50.

(e)	The first paragraph on page 49, including the table that follows, under the subheading “Sum-of-the-Parts Selected Transactions Analysis” is amended and restated in its entirety as follows:

~~The transactions selected by J.P. Morgan to be used for reference for each of the AES business segments are as follows:~~

~~Month / Year Announced~~	~~Acquiror~~	~~Target~~

~~ACE~~
~~November 2019~~	~~Canada Pension Plan Investment Board~~	~~Pattern Energy Group Inc.~~
~~August 2024~~	~~LS Power~~	~~Algonquin Power & Utilities Corp.~~
~~February 2025~~	~~La Caisse (f/k/a CDPQ)~~	~~Innergex Renewable Energy Inc.~~
~~U.S. Utilities~~
~~June 2019~~	~~Infrastructure Investments Fund~~	~~El Paso Electric Company~~
~~May 2024~~	~~Canada Pension Plan Investment Board & Global Infrastructure Partners~~	~~ALLETE, Inc.~~
~~May 2025~~	~~Blackstone Infrastructure~~	~~TXNM Energy, Inc.~~
~~AES Andes~~
~~May 2021~~	~~El Águila Energy II SpA~~	~~AES Andes~~
~~July 2023~~	~~Sonnedix Chile Arcadia SpA~~	~~Enel Chile S.A.~~
~~June 2024~~	~~Colbún S.A.~~	~~Inversiones Latin America Power~~
~~February 2026~~	~~Canada Pension Plan Investment Board~~	~~I Squared Capital~~
~~February 2023~~	~~Central Puerto S.A.~~	~~Enel Argentina~~

~~February 2023~~	~~Central Puerto S.A.~~	~~Enel Argentina~~
~~Southland~~
~~November 2019~~	~~Canada Pension Plan Investment Board~~	~~Pattern Energy Group Inc.~~
~~August 2024~~	~~LS Power~~	~~Algonquin Power & Utilities Corp.~~
~~February 2025~~	~~La Caisse (f/k/a CDPQ)~~	~~Innergex Renewable Energy Inc.~~
~~July 2022~~	~~Capital Power Corporation~~	~~Midland Cogeneration Venture (MCV)~~
~~LATAM LNG~~
~~March 2025~~	~~Excelerate Energy, Inc.~~	~~New Fortress Energy Inc.~~
~~May 2022~~	~~Eneva S.A.~~	~~New Fortress Energy Inc. and Ebrasil Energia Ltda.~~
~~AES Panama~~
~~May 2023~~	~~EnfraGen, LLC~~	~~Celsia S.A.~~
~~November 2020~~	~~Enel Américas S.A.~~	~~Enel Green Power S.p.A.~~
~~Other International~~
~~November 2023~~	~~Actis~~	~~Enel S.p.A.~~
~~May 2022~~	~~KKR~~	~~ContourGlobal plc~~
~~AGIC~~
~~August 2025~~	~~Sompo International Holdings Ltd.~~	~~Aspen Insurance Holdings Limited~~
~~March 2025~~	~~The Doctors Company~~	~~ProAssurance Corporation~~
~~July 2024~~	~~Sixth Street Partners, LLC~~	~~Enstar Group Limited~~
~~April 2024~~	~~Arch Insurance North America~~	~~Allianz U.S. MidCorp and Entertainment Insurance Businesses~~
~~February 2023~~	~~Brookfield Reinsurance~~	~~Argo Group International Holdings, Ltd.~~
~~March 2022~~	~~Berkshire Hathaway Inc.~~	~~Alleghany Corporation~~
~~October 2021~~	~~Covéa~~	~~PartnerRe Ltd.~~
~~October 2018~~	~~RenaissanceRe Holdings Ltd.~~	~~Tokio Millennium Re~~
~~August 2018~~	~~Investment Funds managed by affiliates of Apollo Global Management, LLC~~	~~Aspen Insurance Holdings Limited~~
~~March 2018~~	~~AXA Group~~	~~XL Group Ltd~~
~~January 2018~~	~~American International Group~~	~~Validus Holdings, Ltd.~~
~~December 2016~~	~~Fairfax Financial Holdings Limited~~	~~Allied World Assurance Company Holdings, AG~~
~~October 2016~~	~~Sompo Holdings, Inc.~~	~~Endurance Specialty Holdings Ltd.~~
~~April 2015~~	~~Exor~~	~~PartnerRe Ltd.~~
~~March 2015~~	~~Endurance Specialty Holdings Ltd.~~	~~Montpelier Re Holdings Ltd.~~

(f)	The second full paragraph on page 50 under the subheading entitled “Sum-of-the-Parts Selected Transactions Analysis” is amended and restated in its entirety as follows:

Using publicly available information, J.P. Morgan calculated, for each applicable transaction, the estimated ratio of the target company’s FV implied in the relevant transaction to the target company’s ~~2025~~ last-twelve-months (“LTM”) EBITDA, other than selected transactions for the (i) ACE and Southland business segments~~, the Company Andes and Other International Segments (other than for countries with non-continuing assets)~~, for which J.P. Morgan calculated the estimated ratio of the target company’s FV implied in the relevant transaction to the target company’s ~~2026~~ next-twelve-months (“NTM”) EBITDA, (ii) U.S. Utilities business segment, for which J.P. Morgan calculated the estimated ratio of the target company’s FV implied in the relevant transaction to the target company’s ~~2025~~ LTM RAB and (iii) AGIC business segment, for which J.P. Morgan calculated the estimated ratio of the price ~~per share~~ of the target company implied in the relevant transaction to the target company’s book value.

(g)	The subsection entitled “Sum-of-the-Parts Selected Transactions Analysis” is amended by adding, immediately after the second full paragraph on page 50, the following:

The transactions selected by J.P. Morgan to be used for reference for each of the AES business segments and the multiples observed are as follows:

Month / Year Announced	Acquiror	Target	Multiple

ACE
November 2019	Canada Pension Plan Investment Board	Pattern Energy Group Inc.	13.3x
August 2024	LS Power	Algonquin Power & Utilities Corp.	12.5x
February 2025	La Caisse (f/k/a CDPQ)	Innergex Renewable Energy Inc.	12.5x
U.S. Utilities
June 2019	Infrastructure Investments Fund	El Paso Electric Company	1.84x
May 2024	Canada Pension Plan Investment Board & Global Infrastructure Partners	ALLETE, Inc.	2.00x
May 2025	Blackstone Infrastructure	TXNM Energy, Inc.	1.72x
AES Andes
May 2021	El Águila Energy II SpA	AES Andes	3.5x
July 2023	Sonnedix Chile Arcadia SpA	Enel Chile S.A.	9.0x
June 2024	Colbún S.A.	Inversiones Latin America Power	8.8x
February 2026	Canada Pension Plan Investment Board	I Squared Capital	7.6x
February 2023	Central Puerto S.A.	Enel Argentina	5.3x
February 2023	Central Puerto S.A.	Enel Argentina	3.3x
Southland
November 2019	Canada Pension Plan Investment Board	Pattern Energy Group Inc.	13.3x
August 2024	LS Power	Algonquin Power & Utilities Corp.	12.5x
February 2025	La Caisse (f/k/a CDPQ)	Innergex Renewable Energy Inc.	12.5x
July 2022	Capital Power Corporation	Midland Cogeneration Venture (MCV)	10.5x
LATAM LNG
March 2025	Excelerate Energy, Inc.	New Fortress Energy Inc.	8.4x
May 2022	Eneva S.A.	New Fortress Energy Inc. and Ebrasil Energia Ltda.	7.3x
AES Panama
May 2023	EnfraGen, LLC	Celsia S.A.	7.5x
November 2020	Enel Américas S.A.	Enel Green Power S.p.A.	7.5x
Other International
November 2023	Actis	Enel S.p.A.	6.3x
May 2022	KKR	ContourGlobal plc	6.8x
AGIC
August 2025	Sompo International Holdings Ltd.	Aspen Insurance Holdings Limited	1.30x
March 2025	The Doctors Company	ProAssurance Corporation	1.06x
July 2024	Sixth Street Partners, LLC	Enstar Group Limited	0.96x
April 2024	Arch Insurance North America	Allianz U.S. MidCorp and Entertainment Insurance Businesses	1.29x
February 2023	Brookfield Reinsurance	Argo Group International Holdings, Ltd.	0.97x
March 2022	Berkshire Hathaway Inc.	Alleghany Corporation	1.26x

October 2021	Covéa	PartnerRe Ltd.	1.28x
October 2018	RenaissanceRe Holdings Ltd.	Tokio Millennium Re	1.02x
August 2018	Investment Funds managed by affiliates of Apollo Global Management, LLC	Aspen Insurance Holdings Limited	1.12x
March 2018	AXA Group	XL Group Ltd	1.51x
January 2018	American International Group	Validus Holdings, Ltd.	1.57x

December 2016	Fairfax Financial Holdings Limited	Allied World Assurance Company Holdings, AG	1.35x
October 2016	Sompo Holdings, Inc.	Endurance Specialty Holdings Ltd.	1.36x
April 2015	Exor	PartnerRe Ltd.	1.10x
March 2015	Endurance Specialty Holdings Ltd.	Montpelier Re Holdings Ltd.	1.21x

(h)	The last paragraph starting on page 50 under the subheading “Sum-of-the-Parts Selected Transactions Analysis” is amended and restated in its entirety as follows:

After applying the reference ranges listed above to the applicable (i) FY 2026E EBITDA, (ii) FY 2025A EBITDA, (iii) FY 2025A regulated asset base and (iv) book value of the relevant AES business segments, each as based on the Forecasts prepared by the management of the Company and approved for J.P. Morgan’s use in connection with its financial analyses, and then adjusting for the Company’s (a) economic interest in Fluence, using a 180-day VWAP of shares of Fluence common stock of $15.55 per share, (b) countries with non-continuing assets in the Other International Segments, using the intrinsic discounted cash flow value for each such country, (c) portfolio adjustments, including adjustments related to probability adjusted risks and opportunities (downsides and upsides) identified by the Company at the business level and contingencies, using a reference range for the weighted average FV / EBITDA multiple for FY 2026-2030 of 9.3x to 10.8x, (d) corporate overhead costs, using a reference range for the actual weighted average FV / EBITDA multiple for 2025 of 9.3x to 10.8x, which was selected by J.P. Morgan based on their experience and professional judgment based on the weighted average of all segment multiples (weighted by EBITDA), and (e) net debt based on the Forecasts as of December 31, 2025, the analysis indicated an implied per share equity value for Company Common Stock, rounded to the nearest $0.25, of $11.25 to $17.75.

(i)	The second paragraph under the subheading “Sum-of-the-Parts Discounted Cash Flow Analysis” on page 51, not including the table that follows, is amended and restated in its entirety as follows:

Using the Forecasts, J.P. Morgan performed separate discounted cash flow analyses on such AES business segments using the levered or unlevered free cash flows, as applicable, that each AES business segment was forecasted to generate based on the Forecasts (or, as applicable, the portion of such cash flows attributable to the Company). Where applicable, J.P. Morgan calculated ranges of terminal values for the Company business segments at the end of the forecast period for such segment by applying terminal growth rates as indicated below to the levered or unlevered free cash flows, as applicable, of such segment during the terminal year based on the Forecasts. Such terminal growth rates were chosen by J.P. Morgan based on their experience and professional judgment, taking into account the Forecasts and market expectations regarding long-term growth of gross domestic product and inflation. The free cash flows and ranges of terminal values or end-of-asset-life values, as applicable, for each principal business segment were discounted to present value using ranges of discount rates which were chosen by J.P. Morgan based on their experience and professional judgment using the capital asset pricing model to analyze~~based on an analysis of~~ the cost of equity or the weighted average cost of capital (“WACC”), as applicable, of such segments and which are further described below. The methodologies, assumptions and considerations utilized by J.P. Morgan with respect to each AES business segment are noted below:

(j)	The first paragraph starting on page 52 under the subheading “Sum-of-the-Parts Discounted Cash Flow Analysis” is amended and restated in its entirety as follows:

The sum-of-the-parts discounted cash flow analyses do not imply the value at which the individual AES business segments could be sold. The present value of the free cash flows and the range of terminal values or end of-~~of-~~asset-life values, as applicable, were summed and then adjusted for the Company’s (i) economic interest in Fluence, using a 180-day VWAP of shares of Fluence common stock of $15.55 per share, (ii) portfolio adjustments, using cost of equity applicable to the portfolio, (iii) corporate overhead costs, using a WACC selected by J.P. Morgan based on their analysis of the weighted average by value WACC of all the Company business segments, and on other factors J.P. Morgan considered appropriate based on their experience and professional judgment and (iv) net debt based on the Forecasts as of December 31, 2025, as applicable, and (v) the Company’s taxes, inclusive of tax sharing payments from certain US businesses, using a weighted average cost of equity or WACC, as applicable, of all the Company businesses in the United States, as provided by the management of the Company. The analysis indicated an implied per share equity value for Company Common Stock, rounded to the nearest $0.25, of $10.50 to $20.25.

3.	The section of the Definitive Proxy Statement entitled “Opinion of Wells Fargo Securities, LLC” starting on page 54 is hereby supplemented as follows:

(a)	The subsection entitled “Discounted Cash Flow Analysis” on page 57 is amended and restated in its entirety as follows:

Wells Fargo performed a discounted cash flow analysis of the Company by calculating the estimated present value of the after-tax levered free cash flows attributable to the Company for the calendar years 2026 through 2030 based on the Forecasts. Wells Fargo calculated a range of implied terminal values for the Company by applying to the Company’s estimated adjusted EBITDA for calendar year 2030 a selected range of enterprise value (“EV”) to last-twelve-month (“LTM”) earnings before interest, taxes, depreciation and amortization (“EBITDA”) exit multiples of 10.50x to 12.00x, which range was selected by Wells Fargo based on its professional judgment and experience based on EV / LTM EBITDA trading multiples of selected publicly traded companies. Wells Fargo then subtracted from the resulting range of implied terminal values the Company’s estimated net debt as of December 31, 2030 based on the Forecasts to derive a range of implied terminal equity values for the Company. The after-tax levered free cash flows attributable to the Company and the range of implied terminal equity values were discounted to present values as of December 31, 2025 using a selected range of discount rates reflecting the estimated cost of equity for the Company ranging from 10.25% to 12.25%, which range was selected by Wells Fargo based on its professional judgment and experience. By adding the total equity value of the Company’s ownership of Fluence of $841 million as of ~~as of~~ February 25, 2026 and dividing the resulting range by the number of fully diluted shares of Company Common Stock outstanding as of December 31, 2025 of 720 million, as provided by and approved for Wells Fargo’s use by the Company’s management, this analysis indicated an approximate implied equity value per share reference range for Company Common Stock of $11.14 to $17.27.

(b)	The first paragraph on page 59 under the subheading “Selected Public Companies Analysis” is amended and restated in its entirety as follows:

Based on these analyses and utilizing its professional judgment and experience, Wells Fargo applied a selected range of EV / estimated 2026 EBITDA multiples ranging from 9.75x to 11.25x derived from the public trading comparable company analysis to comparable financial data for the Company included in the Forecasts. Wells Fargo calculated a range of implied equity values by subtracting from the resulting range of implied enterprise values the Company’s net debt as of December 31, 2025 based on the Forecasts, and adding (i) the total equity value of the Company’s ownership of Fluence ~~as~~ of $841 million as of February 25, 2026, (ii) the implied equity value for AGIC of $460 million derived by applying a 2026 price / earnings (“P/E”) multiple, (iii) the implied equity value of the estimated payment relating to the International Centre for the Settlement of Investment Disputes’ arbitration award issued in the Company’s favor against the Argentine Republic (the “Argentina Settlement”) derived using the Company’s cost of equity~~a discount rate~~ of 11.25%, which was selected by Wells Fargo based on its professional judgment and experience and (iv) the implied equity values for Bulgaria, Jordan and the Southland Legacy segments derived by performing separate discounted cash flow analyses for each segment using the after-tax levered free cash flow attributable to the Company from each such business segment and discount rates reflecting the estimated cost of equity for the Company ranging from ~~of~~ 10.25% to 12.25%. By dividing this range of implied adjusted equity values by the number of fully diluted shares of Company Common Stock outstanding as of December 31, 2025 of 720 million, as provided by and approved for Wells Fargo’s use by the Company’s management, this analysis indicated an approximate implied equity value per share reference range for Company Common Stock of $9.07 to $14.72.

(c)	The second paragraph starting on page 60 under the subheading “Selected Transactions Analysis” is amended and restated in its entirety as follows:

Based on this review and utilizing its professional judgment and experience, Wells Fargo applied a selected range of EV / LTM EBITDA multiples ranging from 11.5x to 13.0x derived from the selected transactions analysis to comparable financial data for the Company included in the Forecasts. Wells Fargo calculated a range of implied equity values by subtracting from the resulting range of implied enterprise values the Company’s net debt as of December 31, 2025 based on the Forecasts and adding adjustments for (i) the total equity value of the Company’s ownership of Fluence~~as~~ of $841 million as of February 25, 2026, (ii) the implied equity value for AGIC of $460 million derived by applying a 2026 P/E multiple, (iii) the implied equity value for the Argentina Settlement derived using the Company’s cost of equity~~a discount rate~~ of 11.25%, which was selected by Wells Fargo based on its professional judgment and experience, and (iv) the implied equity values for Bulgaria, Jordan and the Southland Legacy segments derived by performing separate discounted cash flow analyses for each segment using the after-tax levered free cash flow attributable to the Company from each such business segment and discount rates reflecting the estimated cost of equity for the Company ranging from ~~of~~ 10.25% to 12.25%, which range was selected by Wells Fargo based on its professional judgment and experience. By dividing this range of implied adjusted equity values by the number of fully diluted shares of Company Common Stock outstanding as of December 31, 2025 of 720 million, as provided by and approved for Wells Fargo’s use by the Company’s management, this analysis indicated an approximate implied equity value per share reference range for Company Common Stock of $11.31 to $16.39. The per share merger consideration of $15.00 fell within this range.

4.	The section of the Definitive Proxy Statement entitled “Forward-Looking Financial Information” starting on page 61 is hereby supplemented as follows:

(a)	The subsection entitled “Standalone Case Adjusted EBITDA” on page 63 is amended and restated in its entirety as follows:

Adjusted EBITDA, in million USD	2026	2027	2028	2029	2030
AES Clean Energy	661	785	824	1,071	1,285
US Utilities	799	934	1,003	1,103	1,204
AES Andes	653	722	704	761	803
Southland	251	158	157	108	117
Latam LNG	252	266	217	237	242
AES Panama	183	188	194	203	200
AES Global Insurance Company (AGIC)[5]	135	144	157	192	233
Other Businesses	618	584	514	516	543
Corporate Costs and Portfolio Adjustments[4]	(391)	(273)	(298)	(293)	(335)
Total	3,162	3,507	3,472	3,898	4,292~~4,251~~

4	Includes corporate overhead costs and adjustments related to probability adjusted risks and opportunities (downsides and upsides) identified by the Company at the business level and contingencies.
5	The figures for AGIC were provided to Wells Fargo for its analysis but were not provided to J.P. Morgan, whose valuation of AGIC was based on cash flows and book value (included below).

-END OF SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT-

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement provided to AES’ stockholders on or about May 15, 2026 in connection with the Transaction. While the list of factors presented here, and the list of factors presented in the Proxy Statement, is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the approval of the proposed transaction and commenced mailing of the Proxy Statement to its stockholders on or about May 15, 2026. This document is not a substitute for the Proxy Statement or any other document AES has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and other materials filed or to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 20, 2026 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: June 12, 2026	By:	/s/ Paul L. Freedman
Paul L. Freedman
Executive Vice President, General Counsel and Corporate Secretary